UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 5, 2009
(Date of Earliest Event Reported)

m-Wise, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-51743 (Commission File Number)	11-3536906 (I.R.S. Employer Identification No.)

3 Sapir Street, Herzelyah, Pituach, Israel 46852
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +972-73-2620000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGES IN REGISTRANT’S ACCOUNTANT

On February 23, 2009, we terminated our engagement with Davis Accounting Group P.C. as our registered independent auditors.  On February 23, 2009, we retained SF Partnership LLP, Chartered Accountants, to serve as our registered independent auditors, and our new auditors will provide an audit report on our financial statements as of December 31, 2008.

The Termination of Davis Accounting Group P.C.

On February 23, 2009, Davis Accounting Group P.C.’s engagement as our registered independent auditors was terminated.  As part of the efforts to reduce operating expenses of our Company, we decided to terminate our engagement with Davis Accounting Group P.C.  This decision was accepted and ratified by our Board of Directors as of February 23, 2009.

The reports of Davis Accounting Group P.C. on our consolidated financial statements for the years ended December 31, 2006, and 2007, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, except as to uncertainty regarding our ability to continue as a going concern.  In addition, from the date of Davis Accounting Group P.C.’s engagement, through the date of the termination of the engagement, we had no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing cope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in their report.  In addition, during that time period, no “reportable events” occurred, as described in Item 304(a)(1)(iv) of Regulation S-B.

We have provided Davis Accounting Group P.C. with a copy of this disclosure and have requested that Davis Accounting Group P.C. furnish us with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of the letter from Davis Accounting Group P.C. to the SEC dated March 5, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

We engaged SF Partnership LLP, Chartered Accountants (“SF”), as our new registered independent auditors on February 23, 2009.  We did not consult with SF prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it or any other similar matter.  The decision to retain SF was recommended and approved by our Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)	EXHIBITS

16.1 Letter from Davis Accounting Group, LLC, dated March 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

m-WISE, INC.

\s\ Mordechai Broudo
Mordechai Broudo
Chairman

March 5, 2009